EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.

                                                                    Exhibit 99.1


                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and Chief Executive Officer (814) 726-2140
         William W. Harvey, Jr., Senior Vice President and Chief
           Financial Officer (814) 726-2140

       Northwest Bancorp, Inc. Announces Earnings and Dividend Declaration

Warren, Pennsylvania April 21, 2003

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended March 31, 2003 of $10.2 million, or $.21 per diluted share. This represents an increase over the same quarter last year when net income was $10.1 million, or $.21 per diluted share. The Company has a fiscal year-end of June
30. The figures currently released are for its third fiscal quarter.

Net income for the nine-month period ended March 31, 2003 increased by $2.6 million, or 8.9%, to $31.9 million, or $.66 per diluted share compared to $29.3 million, or $.61 per diluted share for the same period during the last fiscal year. Excluding the impact of a cumulative accounting change that occurred in the prior year, year-to-date net income increased by $4.8 million, or 17.9%.

The improvement in quarterly and year-to-date earnings resulted in part from an increase in the Company's net interest income. Net interest income increased as a result of significant growth in the Company's assets which more than offset compression in net interest margin. The Company's growth resulted from acquisitions, branch openings and strong internal growth. The compression in net interest margin resulted from the significant decrease in market interest rates.

Also contributing to the increase in earnings was a 52.6% increase in noninterest income. Noninterest income, which consists primarily of fees and commissions, increased as a result of the Company's retail banking growth, its expanded menu of business products and investment management services, the purchase of bank-owned life insurance policies and an increase in the gain on sale of mortgage loans and investment securities.

As of March 31, 2003, the Company had assets of $5.1 billion, an increase of $825.8 million, or 19.2%, from June 30, 2002 when assets totaled $4.3 billion. During the same period, total loans receivable, total deposits and shareholders' equity have increased $195.0 million, $575.8 million and $30.0 million, respectively, or 6.4%, 16.0% and 9.5%, respectively.

The annualized returns on average shareholders' equity and average assets were 11.94% and .81%, respectively, for the current quarter compared to 13.48% and ..97% for the same quarter last year. The annualized returns on average shareholders' equity and average assets were 12.80% and .89%, respectively, for the nine-month period ended March 31, 2003 compared to 13.52% and .98% for the same period during the last fiscal year.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $.08 per share to shareholders of record as of April 30, 2003 to be paid on May 14, 2003. This represents the thirty-fourth consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

During the quarter ending March 31, 2003, the Company announced its proposed acquisition of First Bell Bancorp, Inc. and its subsidiary Bell Federal Savings and Loan Association of Bellevue. This acquisition will greatly expand the Company's presence in the Pittsburgh and Allegheny County markets. The acquisition will add seven branches and over $900 million of assets and almost $600 million of deposits.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and currently operates 124 banking locations in Pennsylvania and 5 banking locations in Ohio through its subsidiary, Northwest Savings Bank. In addition, the Company operates 7 banking locations in western New York through its subsidiary, Jamestown Savings Bank. The Company also operates 46 consumer finance offices located throughout Pennsylvania and 2 consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.


In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

             NORTHWEST BANCORP, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
         (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                   MARCH 31,       JUNE 30,
      ASSETS                                                                         2003            2002
------------------------------------------------------------------------------   -----------     -----------
CASH AND CASH EQUIVALENTS                                                        $    47,456          64,687
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
     INSTITUTIONS                                                                    284,496         153,067
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
     COST OF $646,276 AND $426,160)                                                  656,548         435,723
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
     VALUE OF $667,055 AND $398,891)                                                 659,744         396,503
                                                                                 -----------     -----------
        TOTAL CASH, INTEREST-EARNING DEPOSITS AND
        MARKETABLE SECURITIES                                                      1,648,244       1,049,980

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                                               2,093,005       2,016,999
COMMERCIAL REAL ESTATE LOANS                                                         351,031         304,456
CONSUMER LOANS                                                                       659,825         617,225
COMMERCIAL BUSINESS LOANS                                                            125,774          95,968
                                                                                 -----------     -----------
     TOTAL LOANS RECEIVABLE                                                        3,229,635       3,034,648
ALLOWANCE FOR LOAN LOSSES                                                            (25,346)        (22,042)
                                                                                 -----------     -----------
     LOANS RECEIVABLE, NET                                                         3,204,289       3,012,606

FEDERAL HOME LOAN BANK STOCK, AT COST                                                 34,663          23,702
ACCRUED INTEREST RECEIVABLE                                                           19,693          19,738
REAL ESTATE OWNED, NET                                                                 3,851           5,157
PREMISES AND EQUIPMENT, NET                                                           61,149          55,374
GOODWILL                                                                              76,206          71,236
OTHER ASSETS                                                                          83,208          67,742
                                                                                 -----------     -----------
     TOTAL ASSETS                                                                $ 5,131,303       4,305,535
                                                                                 ===========     ===========



               LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------
LIABILITIES:
     NONINTEREST-BEARING DEMAND DEPOSITS                                         $   183,603         176,243
     INTEREST-BEARING DEMAND DEPOSITS                                                640,222         429,339
     SAVINGS DEPOSITS                                                              1,419,062       1,106,310
     TIME DEPOSITS                                                                 1,926,028       1,881,230
                                                                                 -----------     -----------
        TOTAL DEPOSITS                                                             4,168,915       3,593,122

     BORROWED FUNDS                                                                  483,162         259,260
     ADVANCES BY BORROWERS FOR TAXES AND INSURANCE                                    17,601          21,065
     ACCRUED INTEREST PAYABLE                                                          4,153           5,169
     OTHER LIABILITIES                                                                11,787          11,279
     GUARANTEED PREFERRED BENEFICIAL INTEREST IN THE COMPANY'S
     JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES                               99,000          99,000
                                                                                 -----------     -----------
        TOTAL LIABILITIES                                                          4,784,618       3,988,895


SHAREHOLDERS' EQUITY:
     COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
        AUTHORIZED, 47,659,933 AND 47,549,659 ISSUED
        AND OUTSTANDING, RESPECTIVELY                                                  4,766           4,755
     PAID-IN CAPITAL                                                                  72,423          71,838
     RETAINED EARNINGS                                                               262,819         233,831
     ACCUMULATED OTHER COMPREHENSIVE INCOME:
        NET UNREALIZED GAIN/ (LOSS) ON SECURITIES AVAILABLE-
        FOR-SALE, NET OF INCOME TAXES                                                  6,677           6,216
                                                                                 -----------     -----------
                                                                                     346,685         316,640
                                                                                 -----------     -----------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $ 5,131,303       4,305,535
                                                                                 ===========     ===========
                          EQUITY TO ASSETS                                              6.76%           7.35%
                          BOOK VALUE PER SHARE                                   $      7.27     $      6.66
                          CLOSING MARKET PRICE                                   $     16.16     $     13.21
                          FULL TIME EQUIVALENTS                                        1,460           1,372
                          NUMBER OF OFFICES                                              136             126

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       THREE MONTHS ENDED             NINE MONTHS ENDED
                                                             MARCH 31,                     MARCH 31,
                                                      2003             2002*          2003           2002*
                                                  -----------      -----------    ----------      ---------
INTEREST INCOME:
     LOANS RECEIVABLE                             $    56,679         57,181         172,254        171,156
     MORTGAGE-BACKED SECURITIES                         7,099          6,491          19,966         20,286
     TAXABLE INVESTMENT SECURITIES                      2,421          2,575           7,178          8,653
     TAX-FREE INVESTMENT SECURITIES                     2,179          1,720           6,076          4,591
     INTEREST-EARNING DEPOSITS                            889            816           2,974          2,411
                                                  -----------    -----------     -----------    -----------
        TOTAL INTEREST INCOME                          69,267         68,783         208,448        207,097

INTEREST EXPENSE:
     DEPOSITS                                          26,405         29,185          83,405        100,973
     BORROWED FUNDS                                     7,405          5,306          20,881         12,951
                                                  -----------    -----------     -----------    -----------
        TOTAL INTEREST EXPENSE                         33,810         34,491         104,286        113,924

        NET INTEREST INCOME                            35,457         34,292         104,162         93,173
PROVISION FOR LOAN LOSSES                               2,294          1,664           6,120          4,555
                                                  -----------    -----------     -----------    -----------
        NET INTEREST INCOME AFTER PROVISION
        FOR LOAN LOSSES                                33,163         32,628          98,042         88,618

NONINTEREST INCOME:
     SERVICE CHARGES AND FEES                           3,187          2,881          10,083          8,839
     TRUST AND OTHER FINANCIAL SERVICES INCOME            931            578           2,591          1,640
     INSURANCE COMMISSION INCOME                          208            285             963          1,091
     GAIN ON SALE OF MARKETABLE SECURITIES, NET           176             (2)            720             28
     GAIN ON SALE OF LOAN, NET                            340             79           1,558            544
     GAIN ON SALE OF REAL ESTATE OWNED, NET               132             (3)            314            451
     INCREASE IN CASH SURRENDER VALUE OF BANK
        OWNED LIFE INSURANCE                              787             --           2,411             --
     WRITEDOWN OF INVESTMENT SECURITIES                    --           (400)             --           (400)
     OTHER OPERATING INCOME                               642            323           1,443            968
                                                  -----------    -----------     -----------    -----------
        TOTAL NONINTEREST INCOME                        6,403          3,741          20,083         13,161

NONINTEREST EXPENSE:
     COMPENSATION AND EMPLOYEE BENEFITS                13,811         12,346          40,431         35,692
     PREMISES AND OCCUPANCY COSTS                       3,474          3,095           9,972          8,773
     OFFICE OPERATIONS                                  2,028          1,786           6,168          5,227
     PROCESSING EXPENSES                                1,898          1,913           6,048          5,298
     ADVERTISING                                        1,113            576           2,399          1,531
     OTHER EXPENSES                                     3,094          1,879           7,616          5,826
                                                  -----------    -----------     -----------    -----------
        TOTAL NONINTEREST EXPENSE                      25,418         21,595          72,634         62,347

     INCOME BEFORE INCOME TAXES AND
        CUMULATIVE EFFECT OF ACCOUNTING CHANGE         14,148         14,774          45,491         39,432
     FEDERAL AND STATE INCOME TAXES                     3,952          4,696          13,564         12,344
                                                  -----------    -----------     -----------    -----------
     INCOME BEFORE CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                              10,196         10,078          31,927         27,088
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE                --             --              --          2,237
                                                  -----------    -----------     -----------    -----------
           NET INCOME                             $    10,196         10,078          31,927         29,325
                                                  ===========    ===========     ===========    ===========
BASIC EARNINGS PER SHARE AMOUNTS:
     INCOME BEFORE CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                         $      0.21    $      0.21     $      0.67    $      0.57
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE       $      0.00    $      0.00     $      0.00    $      0.05
                                                  -----------    -----------     -----------    -----------
     NET INCOME                                   $      0.21    $      0.21     $      0.67    $      0.62

DILUTED EARNINGS PER SHARE AMOUNTS:
     INCOME BEFORE CUMULATIVE EFFECT OF
        ACCOUNTING CHANGE                         $      0.21    $      0.21     $      0.66    $      0.56
     CUMULATIVE EFFECT OF ACCOUNTING CHANGE       $      0.00    $      0.00     $      0.00    $      0.05
                                                  -----------    -----------     -----------    -----------
     NET INCOME                                   $      0.21    $      0.21     $      0.66    $      0.61

RETURN ON AVERAGE EQUITY                                11.94%         13.48%          12.80%         13.52%
RETURN ON AVERAGE ASSETS                                 0.81%          0.97%           0.89%          0.98%

BASIC COMMON SHARES OUTSTANDING                    47,651,250     47,500,025      47,608,108     47,459,915
DILUTED COMMON SHARES OUTSTANDING                  48,198,401     48,019,785      48,129,405     47,944,142

     * Adjusted for adoption of SFAS No. 147.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)

                                                   THREE MONTHS             NINE MONTHS
                                                  ENDED MARCH 31,          ENDED MARCH 31,
                                                  2003        2002        2002       2001
                                               --------    --------    --------    --------
ALLOWANCE FOR LOAN LOSSES
        BEGINNING BALANCE                       24,969      21,299      22,042      20,290
        PROVISION                                2,294       1,664       6,120       4,555
        CHARGE-OFFS                             (2,144)     (1,163)     (4,475)     (3,217)
        RECOVERIES                                 227         141         458         313
        ACQUISITIONS                                --         237       1,201         237
                                                ------      ------      ------      ------
        ENDING BALANCE                          25,346      22,178      25,346      22,178

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED      0.24%       0.14%       0.17%       0.13%

                                                      MARCH 31,                JUNE 30,
                                                  2003        2002        2002       2001
                                               --------    --------    --------    --------

NON-PERFORMING LOANS                            22,737      16,105      15,800      17,635
REAL ESTATE OWNED, NET                           3,851       5,607       5,157       3,697
                                                ------      ------      ------      ------
NON-PERFORMING ASSETS                           26,588      21,712      20,957      21,332

NON-PERFORMING LOANS TO
        TOTAL LOANS                               0.70%       0.54%       0.52%       0.61%
NON-PERFORMING ASSETS TO
        TOTAL ASSETS                              0.52%       0.52%       0.49%       0.55%
ALLOWANCE FOR LOAN LOSSES TO
        TOTAL LOANS                               0.79%       0.74%       0.73%       0.71%
ALLOWANCE FOR LOAN LOSSES TO
        NON-PERFORMING LOANS                    111.48%     137.71%     139.51%     115.06%


                              Average Balance Sheet
                             (Dollars in Thousands)


The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                                Three Months Ended March 31,
                                                                      2003                                    2002
                                                      -------------------------------------    -------------------------------------
                                                        Average       Interest        Avg.       Average      Interest        Avg.
                                                        Balance                      Yield/      Balance                     Yield/
                                                                                      Cost                                    Cost
                                                      -----------   -----------     -------    -----------    ----------     ------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                       $ 3,208,639   $    57,021       7.11%    $ 2,962,873    $   57,181      7.72%
   Mortgage-backed securities (c)                     $   806,267   $     7,099       3.52%    $   512,044    $    6,491      5.07%
   Investment securities (c) (d) (e)                  $   352,514   $     5,448       6.18%    $   293,072    $    4,931      6.73%
   FHLB stock                                         $    34,116   $       273       3.20%    $    22,499    $      250      4.44%
   Other interest earning deposits                    $   320,795   $       889       1.11%    $   130,658    $      816      2.50%
                                                      -----------   -----------       ----     -----------    ----------      ----
Total interest earning assets                         $ 4,722,331   $    70,730       5.99%    $ 3,921,146    $   69,669      7.11%

Noninterest earning assets (f)                        $   312,065                              $   223,074
                                                      -----------                              -----------
TOTAL ASSETS                                          $ 5,034,396                              $ 4,144,220
                                                      ===========                              ===========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $   847,522   $     4,424       2.09%    $   591,773    $    3,853      2.60%
   Now accounts                                       $   595,551   $     1,737       1.17%    $   388,347    $    1,183      1.22%
   Money market demand accounts                       $   530,539   $     2,761       2.08%    $   355,408    $    2,231      2.51%
   Certificate accounts                               $ 1,922,331   $    17,482       3.64%    $ 1,931,302    $   21,918      4.54%
   Borrowed funds (g)                                 $   484,935   $     5,518       4.55%    $   255,003    $    3,380      5.30%
   Guaranteed preferred beneficial interests in the
   Company's junior subordinated debentures           $    99,000   $     1,888       7.63%    $    99,000    $    1,926      7.78%
                                                      -----------   -----------       ----     -----------    ----------      ----
Total interest bearing liabilities                    $ 4,479,878   $    33,810       3.02%    $ 3,620,833    $   34,491      3.81%

Noninterest bearing liabilities                       $   212,872                              $   224,409
                                                      -----------                              -----------
Total liabilities                                     $ 4,692,750                              $ 3,845,242

Shareholders' equity                                  $   341,646                              $   298,978
                                                      -----------                              -----------
TOTAL LIABILITIES AND EQUITY                          $ 5,034,396                              $ 4,144,220
                                                      ===========                              ===========
Net interest income/ Interest rate spread                           $    36,920       2.97%                   $   35,178      3.30%

Net interest earning assets/ Net interest margin      $   242,453                     3.13%   $  300,313                      3.59%

Ratio of interest earning assets to
 interest bearing liabilities                               1.05X                                  1.08X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                                 Nine Months Ended March 31,
                                                                      2003                                    2002
                                                      -------------------------------------    -------------------------------------
                                                        Average       Interest        Avg.       Average      Interest        Avg.
                                                        Balance                      Yield/      Balance                     Yield/
                                                                                      Cost                                    Cost
                                                      -----------   -----------     -------    -----------    ----------     ------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                       $ 3,154,814   $   173,285       7.32%    $ 2,909,313    $  171,156      7.84%
   Mortgage-backed securities (c)                     $   668,233   $    19,966       3.98%    $   509,313    $   20,286      5.31%
   Investment securities (c) (d) (e)                  $   327,267   $    15,694       6.39%    $   256,014    $   14,650      7.63%
   FHLB stock                                         $    28,174   $       690       3.27%    $    22,499    $      959      5.68%
   Other interest earning deposits                    $   299,149   $     2,974       1.33%    $    95,265    $    2,411      3.37%
                                                      -----------   -----------       ----     -----------    ----------      ----
Total interest earning assets                         $ 4,477,637   $   212,609       6.33%    $ 3,792,404    $  209,462      7.36%

Noninterest earning assets (f)                        $   308,897                              $   213,266
                                                      -----------                              -----------
TOTAL ASSETS                                          $ 4,786,534                              $ 4,005,670
                                                      ===========                              ===========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $   781,049   $    13,623       2.33%    $   511,427    $   11,097      2.89%
   Now accounts                                       $   518,754   $     4,884       1.26%    $   383,860    $    3,529      1.23%
   Money market demand accounts                       $   480,709   $     8,579       2.38%    $   281,229    $    6,425      3.05%
   Certificate accounts                               $ 1,931,810   $    56,318       3.89%    $ 2,037,341    $   79,922      5.23%
   Borrowed funds (g)                                 $   427,248   $    15,149       4.73%    $   261,101    $   10,463      5.34%
   Guaranteed preferred beneficial interests in the
   Company's junior subordinated debentures           $    99,000   $     5,733       7.72%    $    42,648    $    2,488      7.78%
                                                      -----------   -----------       ----     -----------    ----------      ----
Total interest bearing liabilities                    $ 4,238,570   $   104,286       3.28%    $ 3,517,606    $  113,924      4.32%

Noninterest bearing liabilities                       $   215,412                              $   198,894
                                                      -----------                              -----------
Total liabilities                                     $ 4,453,982                              $ 3,716,500

Shareholders' equity                                  $   332,552                              $   289,170
                                                      -----------                              -----------
TOTAL LIABILITIES AND EQUITY                          $ 4,786,534                              $ 4,005,670
                                                      ===========                              ===========
Net interest income/ Interest rate spread                           $   108,323       3.05%                   $   95,538      3.04%

Net interest earning assets/ Net interest margin      $   239,067                     3.23%    $   274,798                    3.36%

Ratio of interest earning assets to
 interest bearing liabilities                               1.06X                                    1.08X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)   Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.